   As filed with the Securities and Exchange Commission on December 23, 1998
                                                       Registration No. 33-02888
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                             ---------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                             ---------------------

                                CEPHALON, INC.
            (Exact name of registrant as specified in its charter)

                Delaware                             23-2484489
    (State or other jurisdiction of              (I.R.S. Employer
    incorporation or organization)               Identification No.)


         145 Brandywine Parkway
        West Chester, Pennsylvania                      19380
   (Address of principal executive offices)          (Zip Code)

         CEPHALON, INC. AMENDED AND RESTATED EQUITY COMPENSATION PLAN
                           (Full title of the plan)
                            -----------------------

                             JOHN E. OSBORN, ESQ.
                         Senior Vice President, Legal
                                Cephalon, Inc.
                            145 Brandywine Parkway
                            West Chester, PA  19380
                    (Name and address of agent for service)

                                (610) 344-0200
         (Telephone number, including area code, of agent for service)

                            -----------------------
                                  Copies to:

                              DAVID R. KING, ESQ.
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                         Philadelphia, PA  19103-6993
                                (215) 963-5692
                                --------------

                        CALCULATION OF REGISTRATION FEE

 ========================================================================================================
                                     AMOUNT        PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
TITLE OF EACH CLASS OF               TO BE          OFFERING PRICE          AGGREGATE        REGISTRATION
SECURITIES TO BE REGISTERED        REGISTERED         PER UNIT(1)       OFFERING PRICE(1)       FEE(2)
Common Stock, $.01 par value..  1,500,000 shares             $7.94          $11,910,000        $4,106.90
=========================================================================================================

(1) Calculated pursuant to Rule 457(h) under the Securities Act of 1933, based on the average of the reported high and low prices of the Common Stock reported on the Nasdaq National Market on December 16, 1998.
(2) The registration fee represents one twenty-ninth of one percent of the proposed maximum aggregate offering price.
================================================================================

This Registration Statement on Form S-8 (the "Registration Statement") relates to the registration of an additional 1,500,000 shares (the "Shares") of Common Stock, $.01 par value, of the Registrant. The Shares are securities of the same class and relating to the same employee benefit plan, the Cephalon, Inc. Amended and Restated Equity Compensation Plan, as those shares registered in the Registrant's Registration Statement on Form S-8, previously filed with the Securities and Exchange Commission on March 28, 1996. The earlier Registration Statement on Form S-8, Registration No. 333-02888, is hereby incorporated by reference.

Experts
-------

The financial statements contained in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 incorporated by reference in this Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS.
         --------

     The following is a list of exhibits filed as part of this Registration Statement. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

EXHIBIT
NUMBER                                                      DESCRIPTION
-------      --------------------------------------------------------------------------------------------
   *5.1      Opinion of Morgan, Lewis & Bockius LLP
  *23.1      Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1 hereto)
  *23.2      Consent of Arthur Andersen LLP
  *24.1      Powers of Attorney (included as part of the signature page of this Registration Statement)
  *99.1      Cephalon, Inc. Amended and Restated Equity Compensation Plan

------------------

     *    Filed herewith.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Commonwealth of Pennsylvania on the 16th day of December, 1998.

                                 CEPHALON, INC.


                                 By: /s/ Frank Baldino, Jr, Ph.D.
                                    ----------------------------------------
                                    Frank Baldino, Jr., Ph.D.
                                    President, Chief Executive Officer and
                                    Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person in so signing also makes, constitutes and appoints Frank Baldino, Jr. and Bruce A. Peacock, and each of them acting alone, his true and lawful attorney-in-fact, with full power of substitution, to execute and cause to be filed with the Securities and Exchange Commission, any and all amendments or post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, as the Registrant deems appropriate.

NAME                                                    TITLE                           DATE
-----------------------------------  -------------------------------------------  -----------------


By: /s/ Frank Baldino, Jr., Ph.D.    President, Chief Executive Officer and       December 16, 1998
    -----------------------------    Director (Principal executive officer)
      Frank Baldino, Jr., Ph.D.


By: /s/ Bruce A. Peacock             Executive Vice President, Chief Operating    December 16, 1998
    -----------------------------    Officer and Director
      Bruce A. Peacock


By: /s/ William P. Egan              Director                                     December 16, 1998
    -----------------------------
      William P. Egan

By: /s/ Robert J. Feeney, Ph.D.      Director                                     December 16, 1998
    -----------------------------
      Robert J. Feeney, Ph.D.

By: /s/ Martyn D. Greenacre          Director                                     December 16, 1998
    -----------------------------
      Martyn D. Greenacre

By: /s/ Kevin E. Moley               Director                                     December 16, 1998
    -----------------------------
      Kevin E. Moley

By: /s/ Horst Witzel, Dr.-Ing.       Director                                     December 16, 1998
    -----------------------------
      Horst Witzel, Dr.-Ing.

By: /s/ J. Kevin Buchi               Senior Vice President, Finance and Chief     December 16, 1998
    -----------------------------    Financial Officer (Principal financial and
      J. Kevin Buchi                 accounting officer)



                                CEPHALON, INC.

                      REGISTRATION STATEMENT ON FORM S-8

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                                                                  PAGE
NUMBER                                                DOCUMENT                                           NUMBER
------     --------------------------------------------------------------------------------------------  ------

    5.1    Opinion of Morgan, Lewis & Bockius LLP
   23.1    Consent of Morgan, Lewis & Bockius LLP (included in its opinion as Exhibit 5.1 hereto)
   23.2    Consent of Arthur Andersen LLP
   24.1    Powers of Attorney (included as part of the signature page of this Registration Statement)
   99.1    Cephalon, Inc. Amended and Restated Equity Compensation Plan